Exhibit 10.2

EIGHTH AMENDMENT TO

RESTRUCTURING SUPPORT AGREEMENT

This EIGHTH AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT (this “Eighth Amendment”) is made and entered into as of June 21, 2014 by each of Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., and each of their direct and indirect domestic subsidiaries that are party hereto (all of the foregoing, collectively, the “Company”), the undersigned affiliates of Apollo Global Management, LLC (collectively, the “Apollo Entities”) and the holders of the Second Lien Notes that are not Apollo Entities that are from time to time party hereto (the “Consenting Noteholders” and, together with the Apollo Entities, the “Plan Support Parties,” as appropriate). Each party to this Eighth Amendment may be referred to as a “Party” and, collectively, as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Restructuring Support Agreement, dated as of April 13, 2014 (as amended, supplemented or otherwise modified, the “Support Agreement”) by and among the Company and the Plan Support Parties.

Section 1. Amendment.

Sections 2.1(e), (g) and 2.1(h) of the Support Agreement are hereby deleted in their entirety and replaced as set forth below:

2.1	Noteholder Termination Events.

(e)	11:59 p.m. (prevailing New York City time) on June 24, 2014, unless prior thereto the Bankruptcy Court has entered a final order, in form and substance mutually satisfactory to the Company and the Requisite Investors, authorizing and approving (i) this Support Agreement and its assumption by the Company, (ii) the Backstop Commitment Agreement and (iii) procedures with respect to the Rights Offering;

(g)	11:59 p.m. (prevailing New York City time) on the date that is set by the Bankruptcy Court as the deadline for ballots to be received in connection with voting to accept or reject the Plan, unless prior thereto the Requisite Investors, MSC and the Company (or counsel acting on their behalf) have agreed in writing to the form of the amendment to the SSA, as set forth in the Term Sheet;

(h)	11:59 p.m. (prevailing New York City time) on September 14, 2014, unless prior thereto the Bankruptcy Court has entered a final order, in form and substance mutually satisfactory to the Company and the Requisite Investors, approving the Plan (the “Confirmation Order”);

Section 2. Waiver of Termination Event

The Plan Support Parties hereby waive any occurrence of the Noteholder Termination Event set forth in Section 2.1(e) of the Support Agreement occurring prior to execution of this Eighth Amendment.

Section 3. Continued Effect of the Support Agreement.

For the avoidance of doubt, the Support Agreement remains unchanged and in full force and effect, except (i) as amended prior hereto (in the First Amendment to the Support Agreement, the Second Amendment to the Support Agreement, the Third Amendment to the Support Agreement, the Fourth Amendment to the Support Agreement, the Fifth Amendment to the Support Agreement, the Sixth Amendment to the Support Agreement and the Seventh Amendment to the Support Agreement) and herein and (ii) to the extent individual holdings reflected on each Consenting Noteholder’s signature page to the original Support Agreement may have changed as a result of a transfer pursuant to Section 8.1 of the Support Agreement.

Section 4. Miscellaneous Terms.

4.1	Counterparts.

This Eighth Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed signature page of this Eighth Amendment by email or facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.2	Waiver.

The execution, delivery and effectiveness hereof shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Parties to the Support Agreement.

4.3	Governing Law.

This Eighth Amendment shall be governed by and construed in accordance with the laws of the State of New York and without regard to any conflicts of law provision or principle that would require or permit the application of the law of any other jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

MOMENTIVE PERFORMANCE MATERIALS INC.

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

Juniper Bond Holdings I LLC

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

Juniper Bond Holdings II LLC

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

Juniper Bond Holdings III LLC

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

Juniper Bond Holdings IV LLC

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

Momentive Performance Materials China SPV Inc.

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

Momentive Performance Materials Quartz, Inc.

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

Momentive Performance Materials South America Inc.

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

Momentive Performance Materials USA Inc.

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

Momentive Performance Materials Worldwide Inc.

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary

MPM Silicones, LLC

/s/ Douglas A. Johns
By:
Name:	Douglas A. Johns
Title:	EVP, General Counsel and Secretary